HIGHLAND FUNDS I

Supplement dated March 29, 2018 to the Summary Prospectus for

Highland Long/Short Healthcare Fund (the “Fund”)

and the Highland Funds I Prospectus,

each dated October 31, 2017, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Michael Gregory will no longer serve as a portfolio manager for the Fund. All references to Mr. Gregory contained in the Fund’s Summary Prospectus and Prospectus are hereby deleted.

Effective immediately, James Dondero has been added as a portfolio manager for the Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for the Long/Short Healthcare Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	Less than 1 year	President and Co-Founder
Andrew Hilgenbrink	Less than 1 year	Managing Director

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Long/Short Healthcare Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 55 the Prospectus:

Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Jernigan Capital, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFI-PRO-SUPP2-0318

HIGHLAND FUNDS I

Supplement dated March 29, 2018 to the

Highland Funds I Statement of Additional Information,

dated October 31, 2017, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective immediately, Michael Gregory will no longer serve as a portfolio manager for the Highland Long/Short Healthcare Fund (the “Fund”). All references to Mr. Gregory contained in the SAI are hereby deleted.

Effective immediately, James Dondero has been added as a portfolio manager for the Fund.

Information Regarding Portfolio Managers

Effective immediately, the third paragraph under the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS” beginning on page 47 is deleted in its entirety and replaced with the following:

The portfolio managers of Long/Short Healthcare Fund are James Dondero and Andrew Hilgenbrink.

Effectively immediately, the following information supplements the tables appearing on pages 47 and 48 in the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS”:

Long/Short Healthcare Fund

As of December 31, 2017, James Dondero managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	9	$1,615.38	1	$94.86
Other Pooled Investment Vehicles:	2	$655.27	2	$655.27
Other Accounts:	0	$0	0	$0

Ownership of Securities

Effective immediately, the first paragraph and table under the section entitled “Ownership of Securities” on page 54 are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds. This information is provided as of June 30, 2017.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Jonathan Lamensdorf	Long/Short Equity Fund	$500,001 - $1,000,000
Bradford Heiss	Long/Short Equity Fund	$100,001 - $500,000[1]
James Dondero[2]	Long/Short Healthcare Fund	Over $1,000,000

Andrew Hilgenbrink	Long/Short Healthcare Fund	$1 - $10,000[3]
James D. Dondero[2]	Merger Arbitrage Fund	Over $1,000,000
Jonathan Lamensdorf	Merger Arbitrage Fund	$100,001 - $500,000
James D. Dondero[2]	Opportunistic Credit Fund	Over $1,000,000
Trey Parker[4]	Opportunistic Credit Fund	$100,001 - $500,000

[1]	As of March 8, 2018.
[2]	Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock of Long/Short Healthcare Fund, Merger Arbitrage Fund and Opportunistic Credit Fund directly owned by HCM.
[3]	As of February 28, 2018.
[4]	Mr. Parker’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFI-SAI-SUPP3-0318